UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): DECEMBER 30, 2004


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                   001-14480                  95-4592204
 (State or other jurisdiction        (Commission               (IRS Employer
         of incorporation)           File Number)            Identification No.)


  14011 VENTURA BOULEVARD, SUITE 501
       SHERMAN OAKS, CALIFORNIA                                    91423
(Address of principal executive offices)                         (Zip Code)

                                 (818) 615-1500
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective  as of  December  30,  2004,  BDO  Seidman,  LLP  ("BDO") has
resigned  as  the  independent   public   accountants   for  Brilliant   Digital
Entertainment, Inc. (the "Company").

         In addition, the Company's Board of Directors, upon recommendation of the Audit Committee, has resolved to engage Vasquez & Company LLP as the Company's new independent accountants to audit the Company's financial statements for the fiscal year ended December 31, 2004. The engagement of Vasquez & Company LLP took effect on December 30, 2004.

         BDO's reports on the Company's consolidated financial statements for either of the two fiscal years ended December 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two fiscal years ended December 31, 2003 and through the date of BDO's resignation, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements.

         The Company has requested BDO furnish the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated December 30, 2004, is filed as an Exhibit to this Form 8-K.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Tyler Tarr, the Company's Chief Financial Officer and principal financial and accounting officer, has resigned from all positions with the Company, effective December 31, 2004.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  16.1     Letter from BDO Seidman, LLP


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BRILLIANT DIGITAL ENTERTAINMENT, INC.



Date:  December 30, 2004                By:      /S/ KEVIN BERMEISTER
                                           -------------------------------------
                                                 Name: Kevin Bermeister
                                                 Title:  Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

16.1              Letter from BDO Seidman, LLP


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